Supplement dated May 17, 2010 to the Prospectus dated May 1, 2010 for the
Pacific Voyages, Pacific Value, Pacific One Select, Pacific Odyssey and the
Pacific Innovations Select variable annuity contracts issued by Pacific Life & Annuity Company
Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.
This supplement must be preceded or accompanied by the Prospectus dated May 1, 2010, as supplemented.
The CoreIncome Advantage 5 Rider subsection of the “AN OVERVIEW OF PACIFIC...” section is replaced with the following:
CoreIncome Advantage 5 Rider
This Rider is available for purchase starting June 1, 2010 (subject to availability). This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life, if certain conditions are met. Lifetime withdrawals are available if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.
Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS – CoreIncome Advantage 5 Rider subsection in the Prospectus.
This Rider is called the Core Withdrawal Benefit II Rider in the Rider attached to your Contract.
Form No.: PLASUP510